Investors: Salli Schwartz +1.858.291.6421 ir@illumina.com

Media: Bonny Fowler +1.740.641.5579 pr@illumina.com

Illumina Reports Financial Results for Third Quarter of Fiscal Year 2024

•Core Illumina revenue of $1.1 billion for Q3 2024, down 2% from Q3 2023 and on a constant currency basis
•Core Illumina GAAP operating margin of 68.6% and non-GAAP operating margin of 22.6% for Q3 2024
•Core Illumina GAAP diluted EPS of $4.03 and non-GAAP diluted EPS of $1.14 for Q3 2024
•Lowered fiscal year 2024 Core Illumina revenue guidance to decline ~3% from fiscal year 2023; expect Q4 2024 Core Illumina revenue of approximately $1.07 billion
•Raised fiscal year 2024 Core Illumina non-GAAP operating margin guidance to a range of 21% to 21.5%
•Raised fiscal year 2024 Core Illumina non-GAAP diluted EPS guidance to a range of $4.05 to $4.15

San Diego, November 4, 2024 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today announced its financial results for the third quarter of fiscal year 2024. The financial results for YTD 2024 and Q3 2023 and YTD 2023 include the financial results for GRAIL which was spun off on June 24, 2024.

“During the third quarter, the Illumina team delivered strong operating results, and revenue met our expectations,” said Jacob Thaysen, Chief Executive Officer. “We are making good strides towards Illumina’s strategic goals, both in launching breakthrough innovation and in helping our customers accelerate their adoption of the NovaSeq™ X.”

“The near-term macroeconomic environment remains constrained, and we are slightly lowering our 2024 revenue guidance,” Thaysen continued. “The underlying demand for Illumina’s products and applications remains strong and we are demonstrating significant progress in driving margin and earnings expansion.”

Third quarter Core Illumina segment results

	GAAP		Non-GAAP (a)
Dollars in millions	Q3 2024	Q3 2023	Q3 2024	Q3 2023
Revenue (b)	$1,080	$1,106	$1,080	$1,106
Gross margin (c)	68.9%	64.7%	70.5%	66.0%
Research and development (R&D) expense	$253	$238	$249	$235
Selling, general and administrative (SG&A) expense	$239	$216	$268	$246
Legal contingency and settlement	$(488)	$(1)	$—	$—
Operating profit	$741	$262	$244	$249
Operating margin	68.6%	23.7%	22.6%	22.5%
Tax provision	$77	*	$48	*
Tax rate	10.8%	*	21.0%	*
Net income	$642	*	$181	*
Diluted EPS	$4.03	*	$1.14	*
* Prior year information not provided.
(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)Core Illumina revenue for Q3 2023 included intercompany revenue of $8 million which, prior to the spin-off of GRAIL in Q2 2024, was eliminated in consolidation.
(c)The increase in gross margin was driven by execution of our operational excellence priorities that delivered cost savings, including freight, and improved productivity and a more favorable mix of sequencing consumables.

Third quarter consolidated results

	GAAP		Non-GAAP (a)
Dollars in millions	Q3 2024	Q3 2023	Q3 2024	Q3 2023
Revenue	$1,080	$1,119	$1,080	$1,119
Gross margin	68.9%	61.1%	70.5%	65.4%
R&D expense	$253	$315	$249	$312
SG&A expense	$239	$303	$268	$328
Goodwill and intangible impairment	$—	$821	$—	$—
Legal contingency and settlement	$(488)	$(1)	$—	$—
Operating profit (loss)	$741	$(754)	$244	$93
Operating margin	68.6%	(67.3)%	22.6%	8.3%
Tax provision (benefit)	$15	$(28)	$48	$35
Tax rate	2.1%	3.6%	21.0%	39.7%
Net income (loss)	$705	$(754)	$181	$52
Diluted earnings (loss) per share	$4.42	$(4.77)	$1.14	$0.33
(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
Capital expenditures for free cash flow purposes were $32 million for Q3 2024. Cash flow provided by operations was $316 million, compared to $139 million in the prior year period. Free cash flow (cash flow provided by operations less capital expenditures) was $284 million for the quarter, compared to $94 million in the prior year period. Depreciation and amortization expenses were $70 million for Q3 2024. At the close of the quarter, the company held $939 million in cash, cash equivalents and short-term investments.

Key announcements since our last earnings release
•Presented strategy and three-year financial outlook that features accelerating revenue growth and significant margin expansion
•Introduced the MiSeq i100 Series: Illumina’s simplest, fastest benchtop sequencers
•Announced plans to provide updates on key innovations in whole-genome sequencing, proteomics, and single-cell technology at the American Society of Human Genetics Annual Meeting
•Announced European Court of Justice ruled in favor of Illumina in jurisdictional appeal regarding GRAIL
•Obtained FDA approval for TSO Comprehensive with two companion diagnostics to rapidly match patients to targeted therapies
•Announced Bengaluru global capability center, expanding presence in the region
•Appointed Todd Christian as Senior Vice President of Services, Arrays, and Genomics Access
•Announced that Charles Dadswell will step down as General Counsel, initiated search for successor

A full list of recent announcements can be found in the company’s News Center.

Financial outlook and guidance
For fiscal year 2024, the company is lowering its guidance for Core Illumina revenue to decline ~3% (down ~3% in constant currency) compared to fiscal year 2023. For the fourth quarter of 2024, the company expects Core Illumina revenue of ~$1.07 billion. The company is raising its guidance for Core Illumina non-GAAP operating margin to a range of 21% to 21.5%, and for Core Illumina non-GAAP diluted EPS to a range of $4.05 to $4.15 for fiscal year 2024.

The company provides forward-looking guidance on a non-GAAP basis. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the impact of items such as acquisition-related expenses, gains and losses from strategic investments, fair value adjustments to contingent consideration, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Conference call information
The conference call will begin at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Monday, November 4, 2024. Interested parties may access the live teleconference through the Investor Info section of Illumina’s website at investor.illumina.com. Alternatively, individuals can access the call by dialing 877.400.0505 or +1.323.701.0225 outside North America, both using conference ID 2966739. To ensure timely connection, please dial in at least ten minutes before the scheduled start of the call.

A replay of the conference call will be posted on Illumina’s website after the event and will be available for at least 30 days following.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, legal contingencies and settlement, and goodwill and intangible impairment, operating income, operating margin, gross profit, other income (expense), tax provision, constant currency revenue growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets among others that are listed in the reconciliations of GAAP and non-GAAP financial measures included in this press release, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products; (xi) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xii) the risks and costs associated with the divestment of GRAIL; (xiii) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xiv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xv) our ability to obtain regulatory clearance for our products from government agencies; (xvi) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xviii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xix) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X, Facebook, LinkedIn, Instagram, TikTok, and YouTube.

# # #

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	September 29, 2024	December 31, 2023
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$869	$1,048
Short-term investments	70	6
Accounts receivable, net	699	734
Inventory, net	574	587
Prepaid expenses and other current assets	161	234
Total current assets	2,373	2,609
Property and equipment, net	832	1,007
Operating lease right-of-use assets	453	544
Goodwill	1,113	2,545
Intangible assets, net	305	2,993
Deferred tax assets, net	617	56
Other assets	321	357
Total assets	$6,014	$10,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$191	$245
Accrued liabilities	784	1,325
Total current liabilities	975	1,570
Operating lease liabilities	613	687
Term debt	1,988	1,489
Other long-term liabilities	313	620
Stockholders’ equity	2,125	5,745
Total liabilities and stockholders’ equity	$6,014	$10,111

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
Revenue:
Product revenue	$914	$941	$2,718	$2,864
Service and other revenue	166	178	550	518
Total revenue	1,080	1,119	3,268	3,382
Cost of revenue:
Cost of product revenue (a)	235	293	739	884
Cost of service and other revenue (a)	84	95	286	285
Amortization of acquired intangible assets	16	47	110	143
Total cost of revenue	335	435	1,135	1,312
Gross profit	745	684	2,133	2,070
Operating expense:
Research and development (a)	253	315	913	1,013
Selling, general and administrative (a)	239	303	813	1,127
Goodwill and intangible impairment	—	821	1,889	821
Legal contingency and settlement	(488)	(1)	(474)	14
Total operating expense	4	1,438	3,141	2,975
Income (loss) from operations	741	(754)	(1,008)	(905)
Other expense, net	(21)	(28)	(358)	(45)
Income (loss) before income taxes	720	(782)	(1,366)	(950)
Provision (benefit) for income taxes	15	(28)	44	36
Net income (loss)	$705	$(754)	$(1,410)	$(986)
Earnings (loss) per share:
Basic	$4.43	$(4.77)	$(8.86)	$(6.23)
Diluted	$4.42	$(4.77)	$(8.86)	$(6.23)
Shares used in computing earnings (loss) per share:
Basic	159	158	159	158
Diluted	160	158	159	158

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Nine Months Ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
Cost of product revenue	$7	$7	$19	$22
Cost of service and other revenue	1	2	5	5
Research and development	33	36	115	117
Selling, general and administrative	43	41	152	142
Stock-based compensation expense before taxes	$84	$86	$291	$286

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
Net cash provided by operating activities	$316	$139	$473	$254
Net cash used in investing activities	(42)	(54)	(130)	(146)
Net cash used in financing activities	(332)	(707)	(523)	(1,183)
Effect of exchange rate changes on cash and cash equivalents	7	(4)	1	(9)
Net decrease in cash and cash equivalents	(51)	(626)	(179)	(1,084)
Cash and cash equivalents, beginning of period	920	1,553	1,048	2,011
Cash and cash equivalents, end of period	$869	$927	$869	$927

Calculation of free cash flow:
Net cash provided by operating activities	$316	$139	$473	$254
Purchases of property and equipment	(32)	(45)	(99)	(144)
Free cash flow (a)	$284	$94	$374	$110

(a)Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Constant Currency Revenue
(Dollars in millions)
(unaudited)

TABLE 1: CORE ILLUMINA - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Nine Months Ended
	September 29, 2024	October 1, 2023	% Change	September 29, 2024	October 1, 2023	% Change
Core Illumina revenue	$1,080	$1,106	(2)%	$3,228	$3,341	(3)%
Less: Hedge gains	3	5		10	9
Core Illumina revenue, excluding hedge effect	1,077	1,101		3,218	3,332
Less: Exchange rate effect	(1)	—		(7)	—
Core Illumina constant currency revenue (a)	$1,078	$1,101	(2)%	$3,225	$3,332	(3)%

TABLE 2: CONSOLIDATED - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Nine Months Ended
	September 29, 2024	October 1, 2023	% Change	September 29, 2024	October 1, 2023	% Change
Consolidated revenue	$1,080	$1,119	(4)%	$3,268	$3,382	(3)%
Less: Hedge gains	3	5		10	9
Consolidated revenue, excluding hedge effect	1,077	1,114		3,258	3,373
Less: Exchange rate effect	(1)	—		(7)	—
Consolidated constant currency revenue (a)	$1,078	$1,114	(3)%	$3,265	$3,373	(3)%

(a)Constant currency revenue growth, which is a non-GAAP financial measure, is calculated using comparative prior period foreign exchange rates to translate current period revenue, net of the effects of hedges.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

TABLE 1: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS PER SHARE:

	Three Months Ended	Nine Months Ended
	September 29, 2024	September 29, 2024
GAAP earnings per share - diluted	$4.03	$4.88
Cost of revenue (b)	0.10	0.29
R&D expense (b)	0.03	0.04
SG&A expense (b)	(0.18)	(1.11)
Goodwill and intangible impairment (b)	—	0.02
Legal contingency and settlement (b)	(3.07)	(2.98)
Other expense, net (b)	0.04	2.05
GILTI, US foreign tax credits, and global minimum top-up tax (c)	0.34	0.55
Incremental non-GAAP tax expense (d)	(0.16)	(0.56)
Income tax provision (e)	0.01	0.02
Non-GAAP earnings per share - diluted (a)	$1.14	$3.20

TABLE 2: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP NET INCOME:

	Three Months Ended	Nine Months Ended
	September 29, 2024	September 29, 2024
GAAP net income	$642	$777
Cost of revenue (b)	16	47
R&D expense (b)	4	6
SG&A expense (b)	(29)	(176)
Goodwill and intangible impairment (b)	—	3
Legal contingency and settlement (b)	(488)	(474)
Other expense, net (b)	7	326
GILTI, US foreign tax credits, and global minimum top-up tax (c)	54	87
Incremental non-GAAP tax expense (d)	(26)	(89)
Income tax provision (e)	1	3
Non-GAAP net income (a)	$181	$510

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(In millions, except per share amounts)
(unaudited)

TABLE 3: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE:

	Three Months Ended		Nine Months Ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
GAAP earnings (loss) per share - diluted	$4.42	$(4.77)	$(8.86)	$(6.23)
Cost of revenue (b)	0.09	0.30	0.70	0.93
R&D expense (b)	0.03	0.02	0.04	0.11
SG&A expense (b)	(0.18)	(0.15)	(1.03)	0.64
Goodwill and intangible impairment (b)	—	5.20	11.87	5.19
Legal contingency and settlement (b)	(3.06)	(0.01)	(2.98)	0.09
Other expense, net (b)	0.04	0.14	2.05	0.23
GILTI, US foreign tax credits, and global minimum top-up tax (c)	0.16	0.24	0.89	0.40
Incremental non-GAAP tax expense (d)	(0.37)	(0.65)	(1.11)	(0.68)
Income tax provision (e)	0.01	0.01	0.02	0.05
Non-GAAP earnings per share - diluted (a)	$1.14	$0.33	$1.59	$0.73

TABLE 4: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP NET INCOME (LOSS):

	Three Months Ended		Nine Months Ended
	September 29, 2024	October 1, 2023	September 29, 2024	October 1, 2023
GAAP net income (loss)	$705	$(754)	$(1,410)	$(986)
Cost of revenue (b)	16	48	112	147
R&D expense (b)	4	3	6	17
SG&A expense (b)	(30)	(24)	(163)	102
Goodwill and intangible impairment (b)	—	821	1,889	821
Legal contingency and settlement (b)	(488)	(1)	(474)	14
Other expense, net (b)	7	22	326	36
GILTI, US foreign tax credits, and global minimum top-up tax (c)	25	38	141	63
Incremental non-GAAP tax expense (d)	(59)	(102)	(177)	(108)
Income tax provision (e)	1	1	3	9
Non-GAAP net income (a)	$181	$52	$253	$115

All amounts in tables are rounded to the nearest millions, except as otherwise noted. As a result, certain amounts may not recalculate using the rounded amounts provided.

(a)Non-GAAP net income and diluted earnings per share exclude the effects of the pro forma adjustments detailed above. Non-GAAP net income and diluted earnings per share are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future operating performance.
(b)Refer to Reconciliations between GAAP and Non-GAAP Results of Operations for details of amounts.
(c)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.
(d)Incremental non-GAAP tax expense reflects the tax impact of the non-GAAP adjustments listed.
(e)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	September 29, 2024		October 1, 2023
	Core/Consolidated		Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$745	68.9%	$715	64.7%	$(27)	$(4)	$684	61.1%
Amortization of acquired intangible assets	16	1.6%	14	1.2%	33	—	47	4.2%
Restructuring (g)	—	—	1	0.1%	—	—	1	0.1%
Non-GAAP gross profit (a)	$761	70.5%	$730	66.0%	$6	$(4)	$732	65.4%

GAAP R&D expense	$253	23.4%	$238	21.5%	$79	$(2)	$315	28.1%
Acquisition-related expenses (d)	(3)	(0.2)%	—	—	—	—	—	—
Restructuring (g)	(1)	(0.1)%	(3)	(0.3)%	—	—	(3)	(0.3)%
Non-GAAP R&D expense	$249	23.1%	$235	21.2%	$79	$(2)	$312	27.8%

GAAP SG&A expense	$239	22.2%	$216	19.5%	$87	$—	$303	27.0%
Amortization of acquired intangible assets	—	—	—	—	(1)	—	(1)	(0.1)%
Contingent consideration liabilities (c)	49	4.6%	110	9.9%	—	—	110	9.8%
Acquisition-related expenses (d)	(15)	(1.4)%	(26)	(2.2)%	(3)	—	(29)	(2.5)%
Restructuring (g)	(5)	(0.5)%	(54)	(4.9)%	(1)	—	(55)	(4.9)%
Non-GAAP SG&A expense	$268	24.9%	$246	22.3%	$82	$—	$328	29.3%

GAAP goodwill and intangible impairment	$—	—	$—	—	$821	$—	$821	73.4%
Goodwill impairment (i)	—	—	—	—	(712)	—	(712)	(63.6)%
Intangible (IPR&D) impairment (i)	—	—	—	—	(109)	—	(109)	(9.8)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$(488)	(45.3)%	$(1)	(0.2)%	$—	$—	$(1)	(0.1)%
Legal contingency and settlement (h)	488	45.3%	1	0.2%	—	—	1	0.1%
Non-GAAP legal contingency and settlement	$—	—	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$741	68.6%	$262	23.7%	$(1,015)	$(1)	$(754)	(67.3)%
Cost of revenue	16	1.5%	15	1.3%	33	—	48	4.3%
R&D costs	4	0.4%	3	0.4%	—	—	3	0.3%
SG&A costs	(29)	(2.6)%	(30)	(2.7)%	6	—	(24)	(2.3)%
Goodwill and intangible impairment	—	—	—	—	821	—	821	73.4%
Legal contingency and settlement	(488)	(45.3)%	(1)	(0.2)%	—	—	(1)	(0.1)%
Non-GAAP operating profit (loss) (a)	$244	22.6%	$249	22.5%	$(155)	$(1)	$93	8.3%

GAAP other (expense) income, net	$(21)	(2.0)%	$(33)	(3.0)%	$5	$—	$(28)	(2.6)%
Strategic investment related loss, net (e)	12	1.2%	19	1.8%	—	—	19	1.8%
Gain on Helix contingent value right (f)	(4)	(0.4)%	(5)	(0.5)%	—	—	(5)	(0.4)%
Acquisition-related expenses (d)	(1)	(0.1)%	8	0.7%	—	—	8	0.7%
Non-GAAP other (expense) income, net (a)	$(14)	(1.3)%	$(11)	(1.0)%	$5	$—	$(6)	(0.5)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Nine Months Ended
	September 29, 2024
	Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,181	67.6%	$(38)	$(10)	$2,133	65.3%
Amortization of acquired intangible assets	46	1.4%	65	—	111	3.4%
Restructuring (g)	1	—	—	—	1	—
Non-GAAP gross profit (a)	$2,228	69.0%	$27	$(10)	$2,245	68.7%

GAAP R&D expense	$732	22.7%	$189	$(8)	$913	27.9%
Acquisition-related expenses (d)	(4)	(0.1)%	—	—	(4)	(0.1)%
Restructuring (g)	(2)	(0.1)%	—	—	(2)	—
Non-GAAP R&D expense	$726	22.5%	$189	$(8)	$907	27.8%

GAAP SG&A expense	$621	19.3%	$192	$—	$813	24.8%
Amortization of acquired intangible assets	—	—	(2)	—	(2)	(0.1)%
Contingent consideration liabilities (c)	304	9.3%	—	—	304	9.3%
Acquisition-related expenses (d)	(85)	(2.6)%	(11)	—	(96)	(2.9)%
Restructuring (g)	(43)	(1.3)%	(1)	—	(44)	(1.3)%
Non-GAAP SG&A expense	$797	24.7%	$178	$—	$975	29.8%

GAAP goodwill and intangible impairment	$3	0.1%	$1,886	$—	$1,889	57.8%
Goodwill impairment (i)	—	—	(1,466)	—	(1,466)	(44.9)%
Intangible (IPR&D) impairment (i)	(3)	(0.1)%	(420)	—	(423)	(12.9)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$(474)	(14.7)%	$—	$—	$(474)	(14.4)%
Legal contingency and settlement (h)	474	14.7%	—	—	474	14.4%
Non-GAAP legal contingency and settlement	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$1,298	40.2%	$(2,305)	$(1)	$(1,008)	(30.8)%
Cost of revenue	47	1.5%	65	—	112	3.4%
R&D costs	6	0.2%	—	—	6	0.2%
SG&A costs	(176)	(5.5)%	13	—	(163)	(5.1)%
Goodwill and intangible impairment	3	0.1%	1,886	—	1,889	57.8%
Legal contingency and settlement	(474)	(14.7)%	—	—	(474)	(14.4)%
Non-GAAP operating profit (loss) (a)	$704	21.8%	$(341)	$(1)	$362	11.1%

GAAP other (expense) income, net	$(363)	(11.2)%	$5	$—	$(358)	(11.0)%
Strategic investment related loss, net (e)	339	10.5%	—	—	339	10.4%
Gain on Helix contingent value right (f)	(15)	(0.5)%	—	—	(15)	(0.5)%
Acquisition-related expenses (d)	2	0.1%	—	—	2	0.1%
Non-GAAP other (expense) income, net (a)	$(37)	(1.1)%	$5	$—	$(32)	(1.0)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Nine Months Ended
	October 1, 2023
	Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,161	64.7%	$(77)	$(14)	$2,070	61.2%
Amortization of acquired intangible assets	43	1.3%	100	—	143	4.3%
Restructuring (g)	4	0.1%	—	—	4	0.1%
Non-GAAP gross profit (a)	$2,208	66.1%	$23	$(14)	$2,217	65.6%

GAAP R&D expense	$771	23.1%	$254	$(12)	$1,013	30.0%
Acquisition-related expenses (d)	(1)	—	—	—	(1)	—
Restructuring (g)	(16)	(0.6)%	—	—	(16)	(0.5)%
Non-GAAP R&D expense	$754	22.5%	$254	$(12)	$996	29.5%

GAAP SG&A expense	$857	25.7%	$271	$(1)	$1,127	33.3%
Amortization of acquired intangible assets	(1)	—	(3)	—	(4)	(0.1)%
Contingent consideration liabilities (c)	82	2.5%	—	—	82	2.3%
Acquisition-related expenses (d)	(64)	(1.9)%	(11)	—	(75)	(2.1)%
Restructuring (g)	(72)	(2.3)%	(3)	—	(75)	(2.2)%
Proxy contest	(29)	(0.9)%	—	—	(29)	(0.9)%
Non-GAAP SG&A expense	$773	23.1%	$254	$(1)	$1,026	30.3%

GAAP goodwill and intangible impairment	$—	—	$821	$—	$821	24.3%
Goodwill impairment (i)	—	—	(712)	—	(712)	(21.1)%
Intangible (IPR&D) impairment (i)	—	—	(109)	—	(109)	(3.2)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$14	0.4%	$—	$—	$14	0.4%
Legal contingency and settlement (h)	(14)	(0.4)%	—	—	(14)	(0.4)%
Non-GAAP legal contingency and settlement	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$519	15.5%	$(1,424)	$—	$(905)	(26.8)%
Cost of revenue	47	1.4%	100	—	147	4.4%
R&D costs	17	0.5%	—	—	17	0.5%
SG&A costs	84	2.6%	18	—	102	3.0%
Goodwill and intangible impairment	—	—	821	—	821	24.3%
Legal contingency and settlement	14	0.4%	—	—	14	0.4%
Non-GAAP operating profit (loss) (a)	$681	20.4%	$(485)	$—	$196	5.8%

GAAP other (expense) income, net	$(53)	(1.6)%	$8	$—	$(45)	(1.3)%
Strategic investment related loss, net (e)	36	1.1%	—	—	36	1.0%
Gain on Helix contingent value right (f)	(8)	(0.2)%	—	—	(8)	(0.2)%
Acquisition-related expenses (d)	8	0.2%	—	—	8	0.2%
Non-GAAP other (expense) income, net (a)	$(17)	(0.5)%	$8	$—	$(9)	(0.3)%

All amounts in tables are rounded to the nearest millions, except as otherwise noted. As a result, certain amounts may not recalculate using the rounded amounts provided. Percentages of revenue are calculated based on the revenue of the respective segment.

(a)Non-GAAP gross profit, included within non-GAAP operating profit (loss), is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of our products and services. Non-GAAP operating profit (loss) and non-GAAP other (expense) income, net exclude the effects of the pro forma adjustments as detailed above. Non-GAAP operating margin is a key component of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.
(b)Reconciling amounts are recorded in cost of revenue.
(c)Amounts consist primarily of fair value adjustments for our contingent consideration liability related to GRAIL.
(d)Amounts consist primarily of legal and other expenses related to the acquisition and divestiture of GRAIL, as well as the acquisition of Fluent Biosciences which was completed in Q3 2024. Amounts in other (expense) income, net for Q3 2023 and YTD 2023 relate to unrealized gains/losses for foreign currency balance sheet remeasurement of the EC fine liability, which was reversed in Q3 2024, and mark-to-market gains/losses on the hedge for the EC fine.
(e)Amounts consist primarily of mark-to-market adjustments and impairments from strategic investments. Amount for YTD 2024 primarily relates to impairment recorded on our retained investment in GRAIL post spin-off.
(f)Amounts consist of fair value adjustments related to our Helix contingent value right, which was settled in Q3 2024.
(g)Amounts for Q3 2024 consist primarily of employee severance costs. Amounts for YTD 2024 also consist of lease and other asset impairments. Amounts for Q3 2023 consist primarily of lease and other asset impairments and amounts for YTD 2023 consist primarily of employee severance costs and lease and other asset impairments.
(h)Amounts for Q3 2024 and YTD 2024 primarily consist of the reversal of the accrued EC fine, including accrued interest. Amount for YTD 2023 primarily consists of an adjustment recorded to our accrual for the EC fine.
(i)Amount for YTD 2024 consists of goodwill and IPR&D intangible asset impairments related to GRAIL in Q2 2024. Amount for YTD 2024 also consists of an IPR&D intangible asset impairment related to Core Illumina in Q1 2024. Amounts for Q3 2023 and YTD 2023 consist of goodwill and IPR&D intangible asset impairments related to GRAIL.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 6: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended		Nine Months Ended
	September 29, 2024		September 29, 2024
GAAP tax provision	$77	10.8%	$158	16.9%
Incremental non-GAAP tax expense (b)	26		89
Income tax provision (c)	(1)		(3)
GILTI, US foreign tax credits, and global minimum top-up tax (d)	(54)		(87)
Non-GAAP tax provision (a)	$48	21.0%	$157	23.6%

TABLE 7: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION (BENEFIT):

	Three Months Ended		Nine Months Ended
	September 29, 2024		September 29, 2024
GAAP tax provision	$15	2.1%	$44	(3.2)%
Incremental non-GAAP tax expense (b)	59		177
Income tax provision (c)	(1)		(3)
GILTI, US foreign tax credits, and global minimum top-up tax (d)	(25)		(141)
Non-GAAP tax provision (a)	$48	21.0%	$77	23.4%

	Three Months Ended		Nine Months Ended
	October 1, 2023		October 1, 2023
GAAP tax (benefit) provision	$(28)	3.6%	$36	(3.8)%
Incremental non-GAAP tax expense (b)	102		108
Income tax provision (c)	(1)		(9)
GILTI and US foreign tax credits (d)	(38)		(63)
Non-GAAP tax provision (a)	$35	39.7%	$72	38.3%

(a)Non-GAAP tax provision excludes the effects of the pro forma adjustments detailed above, which have been excluded to assist investors in analyzing and assessing past and future operating performance.
(b)Incremental non-GAAP tax expense reflects tax impact of the non-GAAP adjustments listed in Table 2 and 4.
(c)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.
(d)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.